ACORN HOLDING CORP.
                           1251 AVENUE OF THE AMERICAS
                                   45TH FLOOR
                          NEW YORK, NEW YORK 10020-1104

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 20, 2001

To the Stockholders:

         The Annual Meeting of the Stockholders of ACORN HOLDING CORP. (the "Company") will be held at 1251 Avenue of the Americas, 45th Floor, New York, New York, on Thursday, December 20, 2001, at 11:00 A.M., local time, for the following purposes:

         1. To elect seven directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

         2. To consider and act upon a proposal to approve and adopt the Company's 2001 Performance Equity Plan;

         3. To consider and act upon a proposal to approve and adopt the Company's 2001 Directors Stock Option Plan;

         4. To ratify the selection of the firm of Grant Thornton LLP as the independent public accountants of the Company for the 2001 fiscal year; and

         5. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on November 8, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders (the "Meeting"). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                            By Order of the Board of Directors


                                            STEPHEN A. OLLENDORFF
                                            SECRETARY
November 12, 2001

         YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                               ACORN HOLDING CORP.
                           1251 AVENUE OF THE AMERICAS
                                   45TH FLOOR
                          NEW YORK, NEW YORK 10020-1104

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 20, 2001

                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Acorn Holding Corp. (the "Company") for use at the 2001 Annual Meeting of Stockholders (the "Meeting") to be held at 1251 Avenue of Americas, 45th Floor, New York, New York, on Thursday, December 20, 2001, at 11:00 A.M., local time, and at any adjournment(s) thereof for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

         The principal executive offices of the Company are located at 1251 Avenue of the Americas, 45th Floor, New York, New York 10020-1104 (telephone no. 212-536-4089). The enclosed proxy and this proxy statement are being transmitted to stockholders of the Company on or about November 12, 2001.

VOTING SECURITIES; SOLICITATION AND REVOCATION

         The Company's Board of Directors has fixed the close of business on November 8, 2001, as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the close of business on that date, 1,627,358 shares of Common Stock, par value $.01 (the "Common Stock"), were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. Unless otherwise indicated, all of the shares of the Common Stock have been adjusted to reflect the two-for-five reverse stock split, effective April 19, 1999. The Company has no other class of securities entitled to vote at the Meeting.

         Proxies in the form enclosed are being solicited by, or on behalf of, the Board of Directors. The persons named in the proxy have been designated as proxies in respect of the Meeting by the Company's Board of Directors (the "Board"). Pursuant to Delaware corporate law and the Company's By-laws, the holders of a majority of the outstanding shares of Common Stock must be present in person or represented by proxy for a quorum to exist at the Meeting. If a quorum is present at the Meeting, the nominees for director shall be elected by a plurality of the votes present (in person or by proxy) at the Meeting and entitled to vote thereon. The approval of all other matters to be properly brought by the Board of Directors before the Meeting (assuming a quorum exists) requires the affirmative vote of the holders of a majority of the shares of Common Stock present (in person or by proxy) at the Meeting and entitled to vote thereon.

         Abstentions and broker non-votes (i.e., shares of Common Stock represented at the Meeting by proxies held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) with respect to any proposal will be included in determining the existence of a quorum. Abstentions and broker non-votes will not be counted in tabulations of the votes cast on proposals. Thus, neither abstentions nor broker non-votes will have an effect on the outcome of the election of the nominees for directors, which requires only a plurality of the votes at the Meeting, or the proposals to approve and adopt the Company's 2001 Performance Equity Plan (the "2001 Plan") and the Company's 2001 Directors Stock Option Plan (the "Directors Plan") and the ratification of the selection of the independent accountants, which requires only the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) at the Meeting in favor of such proposal.

         Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) "FOR" the election of all of the nominees for directors named herein, (ii) "FOR" the proposal to approve and adopt the 2001 Plan, (iii) "FOR" the proposal to approve and adopt the Directors Plan, and (iv) "FOR" the ratification of the selection of the firm of Grant Thornton LLP as the Company's independent public accountants for the 2001 fiscal year. In the unanticipated event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment.

         Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is voted by written notification thereof delivered to Messrs. Edward N. Epstein and/or Stephen A. Ollendorff (Company Secretary), c/o of the Company at the address set forth hereinabove, by voting in person at the Meeting, or by executing and delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

         The solicitation of proxies will be made principally by mail and, in addition, may be made by directors and officers of the Company personally or by telephone or telegraph, without special or extra compensation for such services. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will, upon request, reimburse them for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners. The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be relatively nominal.

ANNUAL REPORT

         The Company's Annual Report for the fiscal year ended December 31, 2000, which contains audited financial statements, is being mailed with this Proxy Statement to all Company stockholders of record as of the close of business on November 8, 2001.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of the close of business on November 8, 2001, information as to the stockholders (other than members of the Company's management), which are known by the Company to beneficially own more than 5% of its Common Stock.

                                  No. of Shares
Name and Address                  Beneficially                   Percentage
Of Beneficial Owner                Owned(1)                       of Class
-------------------               -------------                  ----------

Estate of Herbert Berman(2)           113,440                       7.0%
 405 Lexington Avenue
 New York, NY 10174

Allen Landers, M.D.
1385 York Avenue
New York, NY 10021                    101,520                       6.2%

---------------
(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"). Such beneficial ownership includes both sole voting and sole dispositive power.

(2) Excludes shares of Common Stock owned by the adult children of the late Herbert Berman.

OWNERSHIP BY MANAGEMENT

         The following table sets forth, as of November 8, 2001, the beneficial ownership of the Common Stock of the Company by (i) each present director and nominee for election as a director of the Company, (ii) the Named Executives, as defined below, and (iii) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days.


                                  No. of Shares
Name and Address                  Beneficially                   Percentage
Of Beneficial Owner(1)             Owned(2)                       of Class
----------------------            -----------                    ----------

Bert Sager                          171,330(3)(4)                  10.13%

Stephen A. Ollendorff               610,380                        34.0%
                                   (4)(5)(6)

Edward N. Epstein                   385,800(4)(5)(7)               23.28%

Paula Berliner                       67,320(4)                      4.07%

Robert P. Freeman                    56,000(4)                      3.36%

Ronald J. Manganiello                57,078(8)                      3.51%

Mark Auerbach                             0                           *

George Farley                             0                           *

All directors and executive
 officers as a group
 (9 persons)                      1,038,036(4)                     52.87%


-----------
*     Less than 1%.

(1) The business address, for purposes hereof, of all of the Company's directors and executive officers is in care of the Company's principal executive offices at 1251 Avenue of the Americas, 45th Floor, New York, New York 10020-1104.

(2) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the 1934 Act. Unless otherwise specifically noted herein, the Company believes that all persons in the above table have sole voting and dispositive power with respect to all shares of Common Stock shown to be beneficially owned by them.

(3) Does not include 80 shares of Common Stock owned by Marilyn Sager, his wife, with respect to which Mr. Sager disclaims beneficial ownership.

(4) Includes the following shares that may be acquired upon the exercise of options within 60 days of November 8, 2001: Mr. Sager - 64,000; Mr. Ollendorff - 120,000; Mr. Epstein - 48,000; Ms. Berliner - 28,000; Mr. Freeman - 40,000; and all directors and executive officers as a group (9 persons) - 336,000.

(5) Stephen A. Ollendorff, the Company's Chief Executive Officer, has entered into an Irrevocable Proxy and Voting Agreement With Respect to Election of Directors, dated December 19, 1995, with Edward N. Epstein, the Company's President, with respect to the 385,800 shares of Common Stock beneficially owned by Mr. Epstein. This arrangement is described in "Certain Relationships and Related Transactions." Accordingly, Mr.

         Ollendorff's beneficial ownership includes such shares. Other than as set forth above, Mr. Ollendorff disclaims beneficial ownership of such shares.

(6)      Includes 400 shares owned by Bjorg Ollendorff, Mr. Ollendorff's wife.

(7)      Includes shares owned by Mr. Epstein as trustee for his minor child.

(8)      Includes  200  shares  owned  of  record  by  Lisa   Manganiello,   Mr.
         Manganiello's wife.

                     PROPOSAL I: ELECTION OF SEVEN DIRECTORS

         The entire Board of Directors is to be elected at the Meeting. The Company's By-laws provide that the number of directors comprising the Board shall be at least one, such number to be fixed by resolution of the Board. The number of directors is presently set at seven. The seven persons listed below, all of whom have consented to being named in this Proxy Statement and to serving if elected, have been nominated to serve as directors of the Company until the Company's 2002 annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company, and each was elected by the Company's stockholders at the last annual meeting of stockholders, except Mark Auerbach and George Farley. Messrs. Auerbach and Farley were elected by the Board of Directors on June 4, 2001 to fill the vacancies created by the increase in the number of directors comprising the Board from five to seven.

         Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the nominees listed below, unless authority to do so is specifically withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the unexpected event that any of such nominees should become unable to or for good cause will not serve, the persons named in the accompanying proxy have discretionary authority to select and vote for the election of substitute management nominees. Directors will be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote thereon.

         Set forth below is certain information with respect to each nominee for election as a director of the Company (based solely on information provided by such nominees):

                        Year of          Principal Occupations During
                         First                Past Five Years;
Name and Age            Election            Other Directorships
------------            --------         ---------------------------
Bert Sager(1)             1983           Co-Chairman of the Board of the from November 1995 to December 1998
(76)                                     and Chairman from June 1989 to November 1995; for more than the past five years, a practicing attorney; director of Artesyn
                                         Technologies, Inc., a manufacturer of standardized electronic products.



                                                  5

Stephen A.               1983            Chief Executive Officer since September 1992, and Chairman of the
  Ollendorff                             Board since November 1995; Of Counsel to the law firm of Hertzog,
(63)(1)                                  Calamari & Gleason from December 1990 until January 1999; since
                                         February 1999, Of Counsel to the law firm of Kirkpatrick & Lockhart
                                         LLP. Director of Artesyn Technologies, Inc.

Edward N.                 1995           President and Chief Operating Officer of the Company
 Epstein*                                since November 1995.  For more than the past five years,
(61)(1)                                  a  principal  of Edward N.  Epstein &  Assoc.,  a  consulting  firm
                                         specializing  in  corporate   structuring  and  management;   since
                                         January  1996,  a principal  in the  merchant  banking  firm of New
                                         Canaan  Capital  LLC;  since July 1996,  a principal of Sylhan LLC, an integrated contract  manufacturer  specializing in the precision machining of refractory metal parts.

Paula Berliner             1992          Vice President of the Company since June 1992 until December 1998;
(58)(1)                                  since May 1990, private investor.


Ronald J.                  1995          Since January 1996, a principal in the merchant banking firm of New
 Manganiello*                            Canaan Capital LLC; since July 1996, a principal of Sylhan LLC;
(52)(1)(3)                               from 1986 to January 1996, Mr. Manganiello was Chairman and Chief
                                         Executive Officer of Hanger Orthopedic Group, Inc., a
                                         publicly-traded provider of patient care services and products for orthotic and prosthetic rehabilitation.

Mark Auerbach              2001          Since June 1993, Senior Vice President and Chief Financial Officer
(63) (1)(2)                              of Central Lewmar L.P., a distributor of fine papers. From December
                                         1995 to January 1999, Chief Financial Officer of Oakhurst Company,
                                         Inc. and Steel City Products, Inc., each a distributor of
                                         automotive products, and Chief Executive Officer of Oakhurst
                                         Company, Inc. from December 1995 to May 1997. Also a director of
                                         Pharmaceutical Resources, Inc., a manufacturer of generic drugs.

George Farley              2001          Retired partner of BDO Seidman; self-employed certified public
(62)   (1)(2)                            accountant and financial consultant since August 1999. Chief
                                         Financial Officer of Talk America, Inc. (formerly Talk.com, Inc.)
                                         from November 1997 until August 1999. Senior Vice President and




                                     6

                                         Chief Financial Officer of Twin County Grocers from September 1995 until October 1977.

----------
*  Designees for directors of Edward N. Epstein.  See "Certain
   Relationships and Related Transactions."

(1)      Member of the Stock Option and Compensation Committee.

(2)      Member of the Audit Committee.

(3) Mr. Manganiello was a member of the Board from November 1995 until January 1997 and was then elected to the Board in December 1997.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

BOARD OF DIRECTORS; COMMITTEES OF THE BOARD

         The Board met three times during fiscal 2000. During fiscal 2000, no director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he or she served.

         The Board has  established two standing  committees,  consisting of the
Audit Committee and the Stock Option and Compensation Committee (the "Compensation Committee"). The current functions of such committees are as follows:

         The Audit Committee, which met once during fiscal 2000, reviews the internal and external audit functions of the Company and makes recommendations to the Board with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board with respect to the selection of the Company's independent auditing firm. The Chairman of this Committee is Ronald J. Manganiello. The Audit Committee is governed by the Company's Audit Committee Charter, a copy of which is set forth as Appendix A to this Proxy Statement. The Board of the Company has determined that the current composition of the Audit Committee satisfies The NASDAQ Stock Market's requirements regarding the independence, financial literacy and experience of audit committees.

         The Compensation Committee, which did not meet during fiscal 2000, has primary responsibility for the administration of the Company's 1991 Stock Option Plan (the "1991 Plan"), the 2001 Plan, and the Directors Plan, including responsibility for the granting of options thereunder. The Committee is also responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the Company's compensation strategy. In fiscal 2000, the members of this Committee consisted of the entire Board of Directors.

SECTION 16(A) COMPLIANCE

         Pursuant to Section 16(a) of the 1934 Act, directors and executive officers of the Company and beneficial owners of greater than 10% of the Common Stock are required to file certain reports with the Securities and Exchange Commission in respect of their ownership of Company securities. The Company believes that during fiscal year 2000 all such reports were timely filed.

COMPENSATION OF DIRECTORS

         Effective December 1998, directors who are not executive officers of the Company are compensated for their services by payment of an annual retainer of $12,000, $1,000 per day for each Board meeting attended in person by such director and $750 for each committee meeting attended in person by such director (excluding meetings held by telephone conference). Mr. Sager and Mrs. Berliner are each entitled as consultants to receive $24,000 per year, including directors fees, for a minimum three-year period, which has been renewed by its terms.

         Subject to approval by the stockholders, directors of the Company who are eligible to serve on the Audit Committee and do not receive any compensation from the Company other than fees to which directors are entitled for their service on the Board of Directors ("Eligible Directors") are granted options to purchase 1,000 shares of Common Stock on the date such director is initially elected to the Board of Directors, and for each respect fiscal year thereafter, the date on which stockholders of the Company elect directors at an annual meeting of stockholders pursuant to the Directors Plan. Eligible Directors are entitled to only one automatic option grant each calendar year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Ollendorff, Chief Executive Officer of the Company, was of counsel to Hertzog, Calamari & Gleason, general counsel to the Company, through January 31, 1999. Effective February 1, 1999, the Company no longer retains counsel who are affiliated with Mr. Ollendorff.

         Mr. Ollendorff has entered into an Irrevocable Proxy and Voting Agreement With Respect to Election of Directors (the "Proxy"), with Edward N. Epstein, with respect to the shares of Common Stock beneficially owned by Mr. Epstein (the "Stock"), commencing on December 19, 1995 and terminating on December 31 of such year in which either party shall have given the other party at least twelve (12) months' written notice thereof prior to December 31 of such year. If any shares of the Stock covered by the Proxy are sold to any other party, the Proxy as it relates to such shares of Stock shall terminate immediately upon such sale. Pursuant to the Proxy, Mr. Ollendorff undertakes to vote the Stock, as well as use his best efforts (including voting shares of stock of the Company owned by him) for the election of the greater of (i) two
(2) directors or (ii) a number of directors equal to 22% (rounded up to the next highest number) of the entire Board of Directors, acceptable to Mr. Epstein. Mr. Epstein had designated himself and Ronald J. Manganiello to Mr. Ollendorff with respect to the election of members of the Board as acceptable to him.

EXECUTIVE OFFICERS

         The executive officers of the Company consist of Mr. Ollendorff as Chairman of the Board, Chief Executive Officer and Secretary, Mr. Epstein, as President and Chief Operating Officer, and Larry V. Unterbrink as Treasurer.

         The following table sets forth certain information with respect to the executive officer of the Company who is not a director or nominee for election as a director:

Name                                                                      Age
----                                                                      ---

Larry V. Unterbrink                                                       66
         Treasurer of the Company since February
         1990. Private investor residing in
         Florida. Since November 1996, a
         principal of Groupe Financier, a
         publishing and consulting firm
         specializing in international finance.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, respectively, respecting compensation earned by the Chief Executive Officer of the Company and the executive officers (whose salary and bonus earned in fiscal 2000 exceeded $100,000) of the Company serving at the end of fiscal 2000 (the "Named Executives").



                                               ANNUAL COMPENSATION(1)
                                               ----------------------                        Long-Term
                                                                                            Compensation
                                                                                            ------------
  Name and                                                                            Securities Underlying
  Principal Position              Year        Salary($)               Bonus($)             Options(#)(2)
  ------------------              ----        ---------               --------             -------------
  Stephen A. Ollendorff           2000      $256,055(4)                 -0-                     --
    Chairman and                1999(3)     $250,543(4)                 -0-                     --
    Chief                       1998(3)     $246,597                    -0-                     --
    Executive Officer

  Edward N. Epstein               2000      $220,948(4)                 -0-                     --
    President and Chief           1999      $216,192(4)                 -0-                     --
    Operating Officer             1998      $212,787                    -0-                     --


                        9

                                               ANNUAL COMPENSATION(1)
                                               ----------------------                        Long-Term
                                                                                            Compensation
                                                                                            ------------
  Name and                                                                            Securities Underlying
  Principal Position              Year        Salary($)               Bonus($)             Options(#)(2)
  ------------------              ----        ---------               --------             -------------

  Robert P. Freeman               2000      $251,280                  $ 61,280                  --
    President and Chief           1999      $203,353                  $ 50,000                  --
    Executive Officer -           1998      $197,830                  $ 50,000                  --
    Recticon
    Enterprises,
    Inc.

(1) No officer received perquisites which, are in the aggregate, greater than or equal to the lesser of $50,000 or 10% of annual salary and bonus.

(2)   Represents options awarded under the 1991 Plan.

(3) Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the New York office. Mr. Ollendorff does not receive any fringe benefits from the Company.

(4) Effective November, 1999 Messrs. Ollendorff and Epstein voluntarily reduced by 50% their cash compensation received from the Company. For Mr. Ollendorff, includes the unpaid balance of $128,027 for fiscal year 2000 and $20,879 for fiscal year 1999 reflecting the amounts being accrued on the books of the Company. For Mr. Epstein, includes the unpaid balance of $110,474 for fiscal year 2000 and $18,016 for fiscal year 1999, reflecting the amounts being accrued on the books of the Company.

         The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officers are entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executives who qualify are permitted to participate in the Company's 1991 Plan, and subject to stockholder approval, the 2001 Plan.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         During the fiscal year ended December 31, 2000, there were no stock option grants or stock appreciation rights granted to the Named Executives or any other stock appreciation rights.

         On March 2, 1998 the Stock Option and Compensation Committee authorized the further amendment to certain of the Company's outstanding stock options (which had previously been amended on November 22, 1994). In exchange for each optionee agreeing to an increase in the exercise price in the event of a "change of control" from, after adjusting to reflect the reverse split, $1.406 to $3.13 (equal to the "fair market value" of the Company's Common Stock on March 2, 1998), the Company would expand the definition of "change of control" to include the merger, sale or liquidation of the business as set forth in (iv) below. The amended and expanded definition of "change of control" would occur in the following circumstances: (i) the first purchase of shares of equity securities of the Company pursuant to a tender offer or exchange offer (other than an offer by the Company) for 25% or more of the equity securities of the Company, which offer has not been approved by the Board of the Company, (ii) a single purchaser or a group of associated purchasers acquiring, without the approval or consent of the Board of the Company, securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or a related series of transactions, (iii) in respect of an election of directors by the Company's stockholders, the election of any or all of the management's slate of directors being contested or opposed, whether through a solicitation of proxies, or otherwise, or (iv) on the day the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange, or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company. As of November 8, 2001, no such "change of control" has occurred.

         On November 7, 1996, the Board of Directors authorized the Company to loan moneys to officers and employees of the Company in order to encourage them to exercise their stock options. The term of such loans would be for the shorter of ten years or 60 days after termination of employment of the officer or employee, interest would accrue and be payable monthly on the principal, at the prevailing rate applicable to 90-day treasury bills at the time the loan is made, and the loan would be collateralized at all times, which collateral (subject to applicable law) may include shares of the Company. The loans must be collateralized so that the fair market value of the collateral would have to equal or exceed the principal outstanding amount of the loan at all times. As of November 8, 2001, no such loans to officers or employees have been made by the Company.

  YEAR-END OPTION VALUES TABLE

         The following table sets forth information at December 31, 2000 respecting exercisable and non-exercisable options held by the Named Executives. During fiscal 2000, the Named Executives did not exercise any stock options. The table also includes the value of "in-the-money" stock options which represents the spread between the exercise prices of the existing stock options and the year-end price of the Common Stock.


                                Number of Unexercised         Value of Unexercised In-
                                      Options Held              the-Money Options
                                At December 31, 2000(1)       Held At December 31, 2000(1)
                                -----------------------       ----------------------------

                              Not                                                   Not
Name                      Exercisable       Exercisable       Exercisable       Exercisable
----                      -----------       -----------       -----------       -----------
Stephen A.
  Ollendorff              120,000           -0-               $-0-              $-0-



                                       11

Edward N.
  Epstein                  48,000           -0-               $-0-              $-0-

Robert P.
  Freeman                  40,000           -0-               $-0-              $-0-

----------------
(1) Based upon the closing sales price of the Common Stock on December 31, 2000 ($1.50).

EMPLOYMENT ARRANGEMENTS

         The Company has entered into an employment agreement, for a minimum three-year period, which has been renewed by its terms, with Stephen A. Ollendorff, pursuant to which Mr. Ollendorff receives annual compensation of $250,000, subject to annual cost-of-living adjustments, from the Company. On January 17, 1996, Mr. Ollendorff's employment agreement was amended in order to clarify certain terms and conditions, including the geographic location in which services are to be provided, events of termination and his obligations with respect to confidential information, non-solicitation of employees and covenants not to compete. Mr. Ollendorff agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company. In addition, Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the Company's New York office. Mr. Ollendorff receives no fringe benefits from the Company.

         Effective January 1, 1997, Mr. Ollendorff receives a salary of $120,000 per year as Chairman of the Board of Recticon Enterprises, Inc. ("Recticon"), which amount is paid by the Company from the amounts paid by Recticon to the Company each month. In addition, Recticon rents office space in Mr. Ollendorff's New Jersey office and pays rent directly to Mr. Ollendorff directly for such space in the amount of $500 per month. Any amounts received by Mr. Ollendorff from Recticon as rent and/or salary are deducted from his salary from the Company to the extent and as long as he receives such monies from Recticon.

         The Company entered into an employment agreement with Edward N. Epstein, effective January 1, 1996, for a three year period, which has been renewed by its terms, on a year-to-year basis, through December 31, 2000 at an annual compensation of $150,000, subject to cost-of-living adjustments. Mr. Epstein agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company.

         As a result of an agreement between Messrs. Epstein and Ollendorff, Mr. Ollendorff voluntarily reduced his annual compensation by $24,280, effective July 1997, in order to increase Mr. Epstein's annual compensation for 1997 by $24,280. Mr. Ollendorff has agreed not to accept any increased compensation (other than cost-of-living increases) until Mr. Epstein's annual compensation shall be equal to Mr. Ollendorff's.

         Robert P. Freeman, President and Chief Executive Officer of Recticon, entered into a letter agreement with Recticon as of February 15, 1995, which provides that if, within one (1) year of a "change of control" (as defined in the agreement) of Recticon, his employment is terminated without cause by Recticon, or he resigns because of (i) assignment, without his written consent, of any duties inconsistent with his position, duties, responsibilities and status with Recticon, or change in his reported responsibilities, titles of offices or any plan, act, scheme or design to constructively terminate him, or
(ii) reduction by Recticon of his annual base salary, he shall receive the following benefits: (i) annual base salary through the date of termination; (ii) in lieu of any further salary payments, severance pay on the tenth business day following the date of termination, a lump sum equal to two times his annual base salary; and (iii) if Mr. Freeman terminates his employment with Recticon between the first and second year of a change of control for any reason other than "for cause", Recticon will pay him the amount he would have been paid if he had remained employed through the end of the second year of a change of control, but in no event less than an amount equal to six months of base salary. In addition, Recticon will maintain all medical, health and accident plans for a period of the earlier of (i) 24 months or (ii) the date of which he is covered by reason of his being employed by a new employer. In addition, the Board of Directors of Recticon authorized an annual bonus to Mr. Freeman equal to 5% of the operating profit of Recticon, prior to the payment of bonuses and without giving effect to the account supply commitment fees, corporate charges, executive compensation and consulting fees, but not less than $50,000 through the year 2000.

                             AUDIT COMMITTEE REPORT

         Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee reviewed and discussed the audited financial statements with both Company management and Grant Thornton LLP. Specifically, the Audit Committee has discussed with Grant Thornton LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

         The Audit Committee received from Grant Thornton LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Grant Thornton LLP the issue of its independence from the Company.

         Based on the Audit Committee's review of the audited financial statements and its discussions with both management and Grant Thornton LLP noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10K for the fiscal year ended December 31, 2000.

         The Company paid Grant Thornton LLP $27,600 in aggregate fees for professional services rendered for the audit of the Company's fiscal year 2000 annual consolidated financial statements and review of consolidated financial statements included in the Company's quarterly reports on Form 10-Q.

ALL OTHER FEES

         The Company paid Grant Thornton LLP an additional $14,310 for other services, including tax compliance and tax consultation provided to the Company in fiscal year 2000.

         The Audit Committee has considered whether the provision of non-audit services by Grant Thornton LLP was compatible with maintaining its independence and has determined that the nature and substance of the non-audit services did not impair the status of Grant Thornton LLP as the Company's independent auditors.

                                            AUDIT COMMITTEE:

                                            Ronald J. Manganiello, Chairman
                                            Mark Auerbach
                                            George Farley


                    PROPOSAL II: APPROVAL AND ADOPTION OF THE
                ACORN HOLDING CORP. 2001 PERFORMANCE EQUITY PLAN

         The Company's Board adopted, subject to stockholder approval at the Meeting, the 2001 Plan. The following summary of the 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 2001 Plan annexed hereto as Appendix B.

         The Board believes that in order to continue to attract and retain personnel of the highest caliber, provide increased incentive for officers and key employees and promote the well-being of the Company, it is in the best interests of the Company and its stockholders to continue to provide officers, key employees and prospective employees of the Company and its subsidiaries, through the granting of stock or stock related incentive awards, the opportunity to participate in the value and/or appreciation of the Company's Common Stock. In addition, the Company believes that in connection with any potential acquisition it may make, the opportunity for key employees of an acquired company to participate in the 2001 Plan would provide such employees additional incentive to remain with the Company following an acquisition. The 1991 Plan expired on October 2, 2000.

SUMMARY OF THE PLAN

         The 2001 Plan authorizes the granting of incentive awards for up to 450,000 shares of Common Stock, subject to adjustment as described below. Incentive awards consist of stock options as described below. The shares available for incentive awards will be made available from either authorized and unissued shares or shares to be repurchased or otherwise acquired by the Company. Unless sooner terminated, the 2001 Plan will expire at the close of business on the tenth anniversary of its effective date. Officers, key employees and prospective employees, of the Company and its subsidiaries will be eligible to receive incentive awards ("Eligible Persons"). As of November 8, 2001, the closing price of the Company's Common Stock was $1.76.

         The 2001 Plan will be administered by the Stock Option and Compensation Committee, which will determine the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, subject to the provisions of the 2001 Plan.

TYPES OF INCENTIVE AWARDS

         INCENTIVE AND NONQUALIFIED OPTIONS. The 2001 Plan provides both for "incentive stock options" as defined in Section 422 of the Code ("Incentive Options") and for options not qualifying as Incentive Options ("Nonqualified Options"). The Compensation Committee shall determine the Eligible Persons to whom such Options may be granted.

         Pursuant to the 2001 Plan, the Compensation Committee shall determine the exercise price for each share issued in connection with an Incentive Option or a Nonqualified Option (collectively referred to as "Options"), but the exercise price of an Option shall in all cases not be less than 100% of the fair market value of Common Stock on the date the Option is granted to an Eligible Person (or in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not less than 110% of such fair market value). The exercise price must be paid in full at the time of exercise, either in cash, or subject to any limitations as the Compensation Committee may impose, in Common Stock of the Company.

         The Compensation Committee shall determine when Options may be exercised, which in no event shall be more than ten years from the date of grant (or in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not more than five years), and the manner in which each Option will become exercisable. Other than as set forth herein, the rules relating to the terms of Options apply to both Incentive Options and Nonqualified Options. Options may not be transferred by the grantee other than by will, the laws of descent and distribution or pursuant to the express terms of the applicable agreement governing such Options.

OTHER TERMS AND CONDITIONS

         AGREEMENTS; TRANSFERABILITY. Options granted under the 2001 Plan will be evidenced by agreements consistent with the 2001 Plan in such form as the Compensation Committee may prescribe. Neither the 2001 Plan nor agreements thereunder confer any right to continued employment upon any holder of an Option or the right to exercise Options. Further, all agreements will provide that the right to exercise Options cannot be transferred except by will, the laws of descent and distribution or pursuant to the express provisions of the applicable agreement.

         CHANGE OF CONTROL PROVISIONS. In the event of a "change of control" (as described in the 2001 Plan) of the Company, unless a particular award agreement specifically provides otherwise, all outstanding Options shall immediately become exercisable in full.

         AMENDMENTS AND TERMINATION. The Board may at any time, and from time to time, amend any of the provisions of the 2001 Plan, and may at any time suspend or terminate the 2001 Plan. However, no amendment shall be effective unless and until it has been duly approved by holders of the requisite number of outstanding shares of Common Stock if (i) it increases the aggregate number of shares of Common Stock which may be issued pursuant to the 2001 Plan (except as described under the caption "Adjustment" below), or (ii) the failure to obtain such approval would adversely affect compliance of the 2001 Plan with the requirements of any applicable law, rule or regulation. The Compensation Committee may amend the terms of any Option or other award theretofore granted under the 2001 Plan. However, subject to the adjustments described below, no such amendment may be made by the Compensation Committee which in any material respect impairs the rights of a participant without such participant's consent.

         ADJUSTMENT. In the event of any acquisition, merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a 2001 Plan participant or a regular cash dividend), Common Stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the 2001 Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options granted under the 2001 Plan, and in the number of shares subject to other outstanding awards granted under the 2001 Plan as may be determined to be appropriate by the Compensation Committee in order to prevent the dilution or enlargement of rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2001 PERFORMANCE EQUITY PLAN

         The following is a brief summary of the federal income tax aspects of awards to be made under the 2001 Plan based upon the Code and other statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state, local, estate or other tax consequences.

         1. INCENTIVE OPTIONS. The participant will recognize no taxable income upon the grant or exercise of an Incentive Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable and other applicable limitations under the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

         Subject to certain exceptions for death, if an Incentive Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonqualified stock option. See "Nonqualified Options" below.

         2. NONQUALIFIED OPTIONS. Except as noted below, with respect to Nonqualified Options (i) upon grant of the Option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and other applicable limitations under the Code; (iii) the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares of Common Stock, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

APPROVAL

         Assuming a quorum is present at the Meeting, the 2001 Plan shall be approved upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.


         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL II.


                   PROPOSAL III: APPROVAL AND ADOPTION OF THE
              ACORN HOLDING CORP. 2001 DIRECTORS STOCK OPTION PLAN

         The Company's Board adopted, subject to stockholder approval at the Meeting, the Directors Plan. The following summary of the Directors Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Directors Plan annexed hereto as Appendix C.

         The purpose of the Directors Plan is to advance the interests of the Company by affording Eligible Directors an opportunity to acquire or increase their ownership interests in the Company and thus encourage continued service and additional incentives to achieve the Company's growth objectives.

SUMMARY OF THE PLAN

         The Company has reserved for issuance under the Directors Plan 25,000 shares of Common Stock upon exercise of options granted or to be granted. Options granted under the Directors Plan may only be granted to directors of the Company who are eligible to serve on the Audit Committee and do not receive any compensation from the Company other than fees to which directors are entitled for their service on the Board of Directors ("Eligible Directors"). Eligible Directors will be granted options to purchase 1,000 shares of Common Stock on the date each eligible director is initially elected to the Board and thereafter on the date on which the stockholders reelect such director at succeeding annual meetings or any adjournments thereof.

         The Directors Plan provides that the exercise price of each option will be the fair market value of the Common Stock on the date of grant of the option. Such fair market value shall be the closing sales price of the Common Stock as reported by The Nasdaq Stock MarketSM or otherwise reported by the National Association of Securities Dealers, Inc. on the date of grant of the option. If the Common Stock is not traded as described above, the fair market value of the Common Stock shall be determined by the Company by any method which it deems appropriate.

         All options granted under the Directors Plan are exercisable in full on the first anniversary of the date of grant, provided the Eligible Director has not voluntarily resigned or been removed "for cause" prior to the first anniversary date. All options are exercisable until the tenth anniversary of the date of grant and remain exercisable regardless of whether the Eligible Director continues to serve as a member of the Board.

         No options may be granted under the Directors Plan after the termination date of the plan, but options granted prior to such termination date may extend beyond and be exercisable after such date. Payment for shares as to which an option is exercised shall be made in cash. Options are not transferable other than by will or by the laws of descent and distribution.

         The Board is empowered under the Directors Plan to make any amendment it deems advisable, without requiring further stockholder approval, including any amendments to comply with the rules under Section 16 of the Exchange Act, but not more frequently than once every six months.

PLAN BENEFITS

         The following table sets forth the dollar value of benefits and the number of shares of Common Stock underlying options which the Company has granted, and anticipates granting, during fiscal year 2001 under the Directors Plan assuming the plan is approved.

--------------------------- ------------------------ --------------------------
NAME AND POSITION           DOLLAR VALUE(1)(2)       NUMBER OF OPTIONS(3)
--------------------------- ------------------------ --------------------------
Eligible Directors          $3,840                   3,000
--------------------------- ------------------------ --------------------------

(1) Based upon the Black-Scholes option pricing model adopted for use in valuing stock options. The actual value, if any, an Eligible Director may realize will depend upon the excess of the market price of the Common

      Stock over the exercise price on the date the option is exercised. There is, therefore, no assurance that the value realized by an Eligible Director will be at or near the value estimated by the Black-Scholes model. The estimated values under the model are based upon certain assumptions which the Company believes are reasonable, such as a risk-free rate of return of 4.1%, stock price volatility of 70%, future dividend yield of 0% and expected life of four years. The values do not take into account certain features of the stock plans which may affect such values, such as conditions to exercisability and nontransferability.

(2)   Based upon the closing price of the Common Stock on June 4, 2001 of $2.31.

(3) Based on the current number of Eligible Directors (3) each receiving 1,000 options.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OUTSIDE DIRECTORS' PLAN

         The following is a brief summary of the Federal income tax aspects of awards to be made under the Directors Plan based upon the Code and other statutes, regulations and interpretations in effect on the date hereof. The summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         Any option granted under the Directors Plan is not intended to qualify as an "incentive stock option", as that term is defined in Section 422 of the Code. Neither the option holder nor the Company will incur any Federal income tax consequences upon the grant of an option under the Directors Plan. Generally the option holder will recognize, on the date of exercise, ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof.

         On a subsequent sale of any shares obtained upon the exercise of an option, the participant will recognize capital gain or loss equal to the difference, if any, between the amount realized and his or her tax basis in the shares. The tax basis of the shares, for purposes of computing taxable gain or loss, will be the sum of the exercise price and the amount of ordinary income recognized on the date of exercise.

         For Federal income tax purposes, the Company is generally entitled to a deduction in an amount equal to the ordinary compensation recognized by the option holder, to the extent that such income is considered reasonable compensation under the Code. Generally, the Company will be entitled to claim such deduction in the fiscal year containing the last day of the calendar year in which the option is exercised.

APPROVAL

         Assuming a quorum is present at the Meeting, the Directors Plan shall be approved upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL III.

                     PROPOSAL IV: RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

         The Board has selected the firm of Grant Thornton LLP ("Grant Thornton"), independent certified public accountants, to act as independent public accountants and to audit the books, records and accounts for the Company for the fiscal year ending December 31, 2001. In accordance with a resolution of the Board, this selection is being presented to the stockholders for their ratification at the Meeting. The firm of Grant Thornton was retained as the Company's independent accountants in November 1997. If the stockholders do not ratify the selection of Grant Thornton, the selection of independent accountants will be reconsidered by the Board. A representative of Grant Thornton is not expected to be present at the Meeting.

         Assuming a quorum is present at the Meeting, the ratification of the selection of Grant Thornton shall be approved upon the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF PROPOSAL IV.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, pursuant to the Company's By-laws, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         In accordance with the Company's By-laws and Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its stockholders that it did not receive notice by July 2, 2001, of any proposed matter to be submitted for stockholder vote at the Meeting, and, therefore, any proxies received in respect of the Meeting will be voted in the discretion of the Company's management on other matters which may properly come before the Meeting.

         Any proposal which is intended to be presented by any stockholder for action at the 2002 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at 1251 Avenue of the Americas, 45th Floor, New York, New York 10020-1104, not later than August 3, 2002 in order for such proposal to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2002 Meeting of Stockholders.

         The Company further notifies its stockholders that if the Company does not receive notice by August 3, 2002 of a proposed matter to be submitted for stockholders vote at the 2002 Annual Meeting of Stockholders, then any proxies held by members of the Company's management in respect of such Meeting may be voted at the discretion of such management members on such matter if it shall properly come before such Meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such Meeting.





                                   By Order of the Board of Directors


                                   STEPHEN A. OLLENDORFF
                                   SECRETARY

Dated: November 12, 2001

                               ACORN HOLDING CORP.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 20, 2001

                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS

         The undersigned stockholder(s) of ACORN HOLDING CORP., a Delaware corporation (the "Company"), hereby constitutes and appoints EDWARD N. EPSTEIN and STEPHEN A. OLLENDORFF, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the 2001 Annual Meeting of Stockholders of the Company to be held at 1251 Avenue of the Americas, 45th Floor, New York, New York 10020-1104 on December 20, 2001, at 11:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present in the manner specified and on any other business as may properly come before the meeting.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN IN RESPECT OF A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.


PLEASE MARK BOXES __ OR X IN BLUE OR BLACK INK.

1.  ELECTION OF DIRECTORS

FOR all nominees listed below          WITHHOLD AUTHORITY to vote
(except as marked to the               for all nominees listed
contrary below)        /___/           below                             /___/

        Mark Auerbach, Paula Berliner, Edward N. Epstein, George Farley,
            Ronald J. Manganiello, Stephen A. Ollendorff, Bert Sager

(Instruction: To withhold authority to vote for any individual nominee(s) write the nominee's name in the space below):

------------------------------------------------------

                               (Continued and to be signed on the reverse side.)

2.       APPROVE AND ADOPT THE COMPANY'S 2001 PERFORMANCE EQUITY PLAN

         FOR _____     AGAINST _____    ABSTAIN _____

3.       APPROVE AND ADOPT THE COMPANY'S 2001 DIRECTORS STOCK
         OPTION PLAN

         FOR _____     AGAINST _____    ABSTAIN _____

4. RATIFICATION OF THE SELECTION OF THE FIRM OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE 2001 FISCAL YEAR

         FOR _____     AGAINST _____    ABSTAIN _____

         In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and as set forth in Rule 14a-4(c) of the Securities Exchange Act of 1934.

         Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                            Dated                            , 2001
                                  ---------------------------

                              ------------------------------------
                                           Signature


                              ------------------------------------
                                     Signature if held jointly

                            Title
                                 -----------------------------------------------

                                                                      Appendix A

                               ACORN HOLDING CORP.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee of the board of directors shall be comprised of directors who are independent of management and the Company. The number of directors constituting the audit committee may be fixed from time to time by action of the board of directors; provided, however, that effective as of June 14, 2001, the number shall be no fewer than three. If the number of directors is not fixed by the board of directors, effective as of June 14, 2001, the number shall be three (3). Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company as specified in Rule 4200(a)(15) of The Nasdaq Stock Market. All audit committee members will be financially literate and at least one member will have accounting or related financial management expertise. The determination of the independence of a director and his or her qualifications to serve as a member of the audit committee shall be determined by the board of directors in its discretion.

STATEMENT OF POLICY

The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the company.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Obtain the full board of director's approval of this Charter and review and reassess this Charter as conditions dictate and at least annually.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o    Review and confirm the independence of the Company's auditors.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the applicable laws and regulations.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Inquire of management, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Review the financial statements and management's discussion and analysis contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality of accounting principles and the clarity of the financial disclosure practices used or proposed to be used by the Company.

o Provide sufficient opportunity for the independent auditors to each meet separately with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

o Report the results of the annual audit to the board of directors and recommend whether or not the audited financial statements should be included in the company's Annual Report on Form 10-KSB. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions.

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action in response to the auditor's report to satisfy itself of the outside auditor's independence.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                      APPENDIX B
                               ACORN HOLDING CORP.
                          2001 PERFORMANCE EQUITY PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

1.1. PURPOSE. The purpose of the Acorn Holding Corp. (the "Company") 2001 Performance Equity Plan (the "Plan"), adopted for the term set forth in Section 9 hereof, is to enable the Company to offer to its key employees and to key employees of its subsidiaries, and independent agents and consultants of the Company and its subsidiaries, Stock Options in the Company, thereby enhancing its ability to attract, retain and reward such key employees and individuals, and to increase the mutuality of interests between those employees and individuals and the stockholders of the Company.

The Company previously adopted the 1991 Stock Option Plan (the "Prior Plan"). Awards granted under the Prior Plan prior to the effective date of this Plan ("Prior Awards") shall not be affected by the adoption of this Plan, and the Prior Plan shall remain in effect following the effective date to the extent necessary to administer the Prior Awards.

1.2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth herein:

            (a) "Agents" means those persons who are not employees of the Company or any subsidiary, including independent agents and consultants.

            (b) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

            (c)   "Board" means the Board of Directors of the Company.

            (d) "Change of Control" means a change of control of the Company pursuant to Section 6 hereof.

            (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

            (f) "Committee" means the Board of Directors of the Corporation or by a committee which is appointed by the Board to perform such functions.

            (g) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

            (h) "Company" means Acorn Holding Corp., a corporation organized under the laws of the State of Delaware, and any successor thereto.

            (i) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

            (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto.

            (k) "Exchange Act Holder" means such officer or director or 10% beneficial owner of Common Stock subject to Section 16(b) of the Exchange Act.

            (l) "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ SmallCap Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/SCM System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ SmallCap Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) hereof, such price as the Committee shall determine.

            (m) "Holder" means an eligible employee, prospective employee or Agent of the Company or a Subsidiary who has received an award under the Plan.

            (n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (o) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

            (p) "Plan" means this Acorn Holding Corp. 2001 Performance Equity Plan, as hereinafter amended from time to time.

            (q) "Prior Awards" and "Prior Plan" shall have the respective meanings given to those terms in Section 1.1.

            (r) "Stock Option" or "Option" means any Non-Qualified Stock Option or Incentive Stock Option to purchase shares of Stock which is awarded pursuant to the Plan.

            (s)   "Subsidiary"   means  any   present   or   future   subsidiary
corporation of the Company, as such term is defined in Section 424(f) of the Code.

SECTION 2.  ADMINISTRATION.

2.1. COMMITTEE MEMBERSHIP. The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as to not adversely affect the compliance of awards under the Plan with the requirements of Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or with the requirements of any other applicable law, rule or regulation.

2.2. POWERS OF COMMITTEE. The Committee shall have full authority to award Stock Options pursuant to the terms of the Plan, to eligible employees and prospective employees described under Section 4 hereof. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

            (a) to select the eligible employees, prospective employees and Agents to whom Stock Options may from time to time be awarded hereunder;

            (b) to determine the Incentive Stock Options and Non-Qualified Stock Options, if any, to be awarded hereunder to one or more eligible employees, prospective employees and Agents;

            (c) to determine the number of shares to be covered by each award granted hereunder;

            (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, settlement, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

            (e) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder; and

            (f) to determine the terms and conditions under which awards hereunder are to operate in conjunction with or apart from other equity awarded, and cash awards made by the Company or any Subsidiary outside of this Plan.

2.3. INTERPRETATION OF PLAN. Subject to Section 7 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.

Notwithstanding any provision in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422. Subject to Section 7 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN.

3.1. NUMBER OF SHARES. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 450,000 shares. In addition, Common Stock covered by any unexercised portions of terminated Options or Prior Awards (including canceled Options or Prior Awards), or Prior Awards which are otherwise surrendered by the Holder may again be subject to new awards under this Plan. The number of shares of Common Stock deemed to be issued under the Plan upon the exercise of an Option in the nature of a stock purchase right shall be reduced by the number of shares of Common Stock surrendered by the Holder in payment of the exercise or purchase price of the award and withholding taxes thereon.

3.2. CHARACTER OF SHARES. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

3.3. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any acquisition, merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Holder or a regular cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options, as may be determined to be appropriate by the Committee in order to prevent the dilution or enlargement of each Holder's rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

4.1. GENERAL. Awards under the Plan may be made to (i) officers and other key employees of the Company or any Subsidiary (including officers and key employees serving as directors of the Company) who are at the time of the grant of an award under this Plan regularly employed by the Company or any Subsidiary; (ii) prospective employees of the Company or its Subsidiaries and (iii) Agents of the Company. The exercise of any Stock Option and the vesting of any award hereunder granted to a prospective employee shall be conditioned upon such person becoming an employee of the Company or a Subsidiary. The term "prospective employee" shall mean any person who holds an outstanding offer of regular employment on specific terms from the Company or a Subsidiary.

SECTION 5.  STOCK OPTIONS.

5.1. GRANT AND EXERCISE. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, as the Committee may from time to time approve. The Committee shall have the authority to grant to any Holder hereof Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option (or portion thereof) does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

5.2. TERMS AND CONDITIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions:

            (a) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but except as otherwise provided in Section 5.3 in the case of Options granted to replace stock options issued by acquired companies, shall be not less than 100% of the Fair Market Value of the Common Stock at the time of grant (110%, in the case of an Incentive Stock Option granted to a Holder ("10% Stockholder") who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the Code).

            (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date on which the Option is granted.

            (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

            (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in whole shares of Common Stock which are already owned by the Holder of the Stock Option or, unless otherwise provided in the Stock Option Agreement, partly in cash and partly in such Common Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock (which shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Committee, free of any liens or encumbrances. Payment may also be made, in the discretion of the Company, by the delivery (including, without limitation, by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price. Except as otherwise expressly provided in this Plan or in the Agreement, no Stock Option granted to an employee or prospective employee may be exercised at any time unless the Holder thereof is then an employee of the Company or of a Subsidiary. The Holder of a Stock Option shall have none of the rights of a stockholder with respect to the shares subject to the Stock Option until such shares shall be transferred to the Holder upon the exercise of the Stock Option.

            (e) Buyout and Settlement Provisions. The Committee may at any time offer to buy out for cash or otherwise settle a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3. AWARDS FOR ACQUIRED COMPANIES. After any merger, consolidation, reorganization, stock or asset purchase or similar transaction in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant Options under the provisions of the Plan, pursuant to Section 424 of the Code or as is otherwise permitted under the Code, in full or partial replacement of or substitution for stock options granted under a plan of another party to the transaction whose shares of stock subject to the old options may no longer be issued following the transaction. The manner of application of the foregoing provisions to such options and any appropriate adjustments in the terms of such awards shall be determined by the Company in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any awards. The foregoing shall not be deemed to preclude the Company from assuming or substituting for stock options of acquired companies other than pursuant to this Plan.

SECTION 6.  ACCELERATION.

6.1. ACCELERATION UPON CHANGE OF CONTROL. Unless the award Agreement provides otherwise or unless the Holder waives the application of this Section 6.1 prior to a Change of Control (as hereinafter defined), in the event of a Change of Control, each outstanding Stock Option granted under the Plan shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement.

6.2. CHANGE OF CONTROL DEFINED. A "Change of Control" shall be deemed to have occurred upon any of the following events:

            (a) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Exchange Act becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 20% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

            (b) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

            (c) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; or

            (d)   In the event of a "Change of Control" as defined in Subsection
(a) above, all outstanding Stock Options, shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms, unless the provisions of this Section 6 are suspended or terminated by an affirmative vote of a majority of the Board.

6.3. GENERAL WAIVER BY COMMITTEE. The Committee may, after grant of an award, accelerate the vesting of all or any part of any Stock Option and/or waive any limitations or restrictions, if any, for all or any part of an award.

6.4. ACCELERATION UPON TERMINATION OF EMPLOYMENT. In the case of a Holder whose employment with the Company or a Subsidiary is involuntarily terminated for any reason (other than for cause), the Committee may accelerate the vesting of all or any part of any award and/or waive in whole or in part any or all of the remaining limitations or restrictions imposed hereunder or pursuant to the Agreement.

SECTION 7.  AMENDMENTS AND TERMINATION.

7.1. AMENDMENTS TO PLAN. The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the stockholders of the requisite number of outstanding shares of Common Stock if (a) it increases the aggregate number of shares of Common Stock which are available pursuant to the Plan, (except as provided in Section 3 hereof) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of any applicable law, rule or regulation.

7.2. AMENDMENTS TO INDIVIDUAL AWARDS. The Committee may amend the terms of any award granted under the Plan; provided, however, that subject to Section 3 hereof, no such amendment may be made by the Committee which in any material respect impairs the rights of the Holder without the Holder's consent.

SECTION 8.  TERM OF PLAN.

8.1. EFFECTIVE DATE. The Plan shall be effective June 4, 2001, subject to approval of the stockholders of the Company on or before June 3, 2002.

8.2. TERMINATION DATE. No award shall be granted pursuant to the Plan on or after the tenth anniversary of its effective date, but awards granted prior to or on such date may extend beyond that date. The Plan shall terminate at such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

SECTION 9.  GENERAL PROVISIONS.

9.1.  INVESTMENT   REPRESENTATIONS.   The  Committee  may  require  each  person
acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

9.2. ADDITIONAL INCENTIVE ARRANGEMENTS. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

9.3. NO RIGHT OF EMPLOYMENT. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

9.4. WITHHOLDING TAXES. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for federal income tax purposes with respect to any award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

9.5. GOVERNING LAW. To the extent not preempted by the laws of the United States, the laws of the State of Delaware, without reference to conflict of laws provisions, shall be the controlling law in all matters relating to the Plan and all awards made and actions taken thereunder.

9.6. OTHER BENEFIT PLANS. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

9.7. EMPLOYEE STATUS. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any awards granted under the Plan to an employee shall not be affected by any change of employment, so long as the Holder continues to be an employee of the Company or any Subsidiary.

9.8. NON-TRANSFERABILITY. Other than the transfer of a Stock Option by will, by the laws of descent and distribution, or pursuant to the express provisions of the applicable Agreement, no award under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Except as expressly provided in any applicable Agreement, any Stock Option or other award granted under this Plan shall be only exercisable during the lifetime of the Holder by the Holder or by his or her guardian or legal representative. Notwithstanding the foregoing, the Company may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Holder, to trusts or partnerships for such family members, or to such other parties as the Committee may approve (as evidenced by the applicable award agreement or an amendment thereto), and the Company may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

9.9. APPLICABLE LAWS. The obligations of the Company with respect to all awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed or the NASDAQ SmallCap Market System if the Common Stock is designated for quotation thereon.

9.10. CONFLICTS. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

9.11. WRITTEN AGREEMENTS. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 60 days after the Agreement has been delivered to the Holder for his or her execution.

9.12. COMMON STOCK CERTIFICATES. Notwithstanding anything to the contrary contained herein, whenever certificates representing shares of Common Stock subject to an award are required to be delivered pursuant to the terms of the Plan, the Company may in lieu of such delivery requirement comply with the provisions of Section 158 of the General Corporation Law of Delaware. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.13. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

9.14. CERTAIN MERGERS. If in connection with a merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company ("Merger") in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, or converted into, or otherwise become shares of another corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), does not assume the Company's rights and obligations under outstanding award agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any award that was permissible solely by reason of this Section 9.14 shall be conditioned upon the consummation of the Merger. Any awards which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

                                                                      APPENDIX C
                               ACORN HOLDING CORP.
                        2001 DIRECTORS STOCK OPTION PLAN



                                    ARTICLE I

                                   DEFINITIONS

                  As  used  herein,   the  following  terms  have  the  meanings
hereinafter set forth unless the context clearly indicates to the contrary:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Company" shall mean Acorn Holding Corp.

         (c) "Date of Grant" shall mean, with respect to any Eligible  Director:
(a) the date such Eligible Director is initially elected to the Board of Directors, and (B) for each respective fiscal year of the Company thereafter, the date on which the stockholders of the Company shall elect directors at an annual meeting of stockholders or any adjournment thereof.

         (d) "Effective Date" shall mean June 4, 2001, the date of adoption by the Board.

         (e) "Eligible Director" shall mean any Director of the Company who is eligible to serve on the Audit Committee and does not receive any compensation from the Company other than fees to which directors are entitled for their service on the Board of Directors.

         (f) "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ SmallCap Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/SCM System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ SmallCap Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) hereof, such price as the Board shall determine. The determination of the Board shall be conclusive as to the Fair Market Value of the Stock.

         (g) "Option" shall mean an Eligible Director's stock option to purchase Stock granted pursuant to the provisions of Article V hereof.

         (h) "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

         (i) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

         (j) "Qualified Domestic Relations Order" shall have the meaning assigned to such term under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

         (k) Sale shall mean any single transaction or series of related transactions, upon the consummation of the following events: (i) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (b) a definitive agreement for the sale, exchange, or other disposition of all or substantially all of the assets of the Company (other than to any wholly-owned subsidiary of the Company); provided, that a Sale shall not be deemed to have occurred if there shall be an affirmative vote of a majority of the Board to suspend the provisions of Section
4.3 of the Plan with respect to any such event.

         (l) "Stock" shall mean the common stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

         (m) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.


                                   ARTICLE II

                                    THE PLAN

                  2.1 NAME. This Plan shall be known as the "Acorn Holding Corp. 2001 Directors Stock Option Plan."

                  2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Eligible Directors of the Company an opportunity to acquire, maintain and increase their ownership interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

                  2.3 EFFECTIVE DATE. The Effective Date of the Plan is June 4, 2001. Any Options granted under the Plan shall only become effective if the stockholders of the Company shall have, on or before June 3, 2002, approved and adopted the Plan. If the Plan shall not be so approved and adopted, all Options granted hereunder shall be of no effect.

                  2.4 TERMINATION DATE. The Plan shall terminate and no further Options shall be granted hereunder upon the tenth anniversary of the Effective Date.


                                   ARTICLE III

                                  PARTICIPANTS

                  Each Eligible Director shall participate in the Plan, provided that he is or was elected as a member of the Board at an annual meeting of stockholders, or any adjournment thereof, or was elected by Eligible Directors who were elected as members of the Board at an annual meeting of stockholders to fill a vacancy on the Board.


                                   ARTICLE IV

                         SHARES OF STOCK SUBJECT TO PLAN

                  4.1 LIMITATIONS. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 25,000 shares of Stock. Shares of Stock subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, that the shares of Stock with respect to which an Option has been exercised shall not again be available for the grant of an Option hereunder. If any outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering such unexercised shares.

                  4.2 ANTI-DILUTION. In the event that the outstanding shares of

Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, reverse stock split or stock dividend:

                  (a) The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option Price, shall be adjusted appropriately; and

                  (b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to the date on which such Option would otherwise have become exercisable pursuant to Sections 5.4 hereof.

                  The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

                  4.3 SALE OF COMPANY. Each Stock Option Agreement shall provide that, upon a Sale, the Board may elect either (a) to continue the outstanding Options without any payment or (b) to cause to be paid to the Optionee upon consummation of the Sale, a payment equal to the excess, if any, of the sale consideration receivable by the holders of shares of Common Stock in such a Sale (the "Sale Considerationo) over the purchase price for his Option for each share of Common Stock the Optionee shall then be entitled to acquire under the Plan. If the Board elects to continue the Option, then the Company shall cause effective provisions to be made so that the Optionee shall have the right, by exercising the Option prior to the respective Expiration Dates, to purchase the kind and amount of shares of stock and other securities and property receivable upon such a Sale by a holder of the number of shares of Common Stock which might have been purchased upon exercise of the Option immediately prior to the Sale. The value of the Sale Consideration receivable by the holder of a share of Common Stock, if it shall be other than cash, shall be determined, in good faith, by the Board. Upon payment to the Optionee of the Sale Consideration, the Optionee shall have no further rights in connection with the Option granted, the Option shall be terminated and surrendered for cancellation and the Option shall be null and void.


                                    ARTICLE V

                                     OPTIONS

                  5.1  OPTION GRANT, NUMBER OF SHARES AND AGREEMENT.

                  (a) ANNUAL GRANT OF OPTIONS. Subject to the provisions hereof, each Eligible Director shall be automatically granted an Option to purchase One Thousand (1,000) shares of Stock on (i) the Date of Grant and (ii) each subsequent Date of Grant. Notwithstanding anything herein to the contrary, no Eligible Director shall be entitled to receive more than one grant in any calendar year.

                  (b) AGREEMENT. Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant and executed by the Company and the Optionee, stating the Option's duration, time of exercise, and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

                  5.2 OPTION PRICE. The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on its Date of Grant.

                  5.3 OPTION EXPIRATION. Each Option shall expire on the tenth anniversary of such Option's Date of Grant (the "Expiration Date").

                  5.4  OPTION EXERCISE.
                       ---------------

                  (b) Any Option granted under the Plan may not be exercised, in whole or in part, until the first anniversary of the Date of Grant, subject to any additional conditions imposed by the Board and set forth in a Stock Option Agreement. If an Eligible Director shall be removed "for cause" as a member of the Board of Directors on or prior to the first anniversary of the Date of Grant of any Option, such Option shall terminate and be forfeited. Subject to the provisions of this Section 5.4(a), an Option shall remain exercisable at all times until the Expiration Date, regardless of whether the Optionee thereafter continues to serve as a member of the Board. Notwithstanding the foregoing, an Additional Grant shall automatically terminate and be forfeited in the event that the Eligible Director holding such Additional Grant shall fail to continue to own the number of shares of Common Stock which were equal to the number of shares which were a condition of such Additional Grant. Any such termination and forfeiture shall be done on a pro rata basis to the number of shares sold or disposed of.

                  (c) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than one hundred shares of Stock unless the remaining shares of Stock that are so exercisable are less than one hundred shares of Stock. The Option Price is to be paid in full in cash upon the exercise of the Option. The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to him upon the exercise of his Option.

                  (d) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company at said office of the full amount of the Option Price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash the full amount of any Federal, state or local income or employment taxes required to be withheld by the Company as a result of such exercise.

                  (e) At the discretion of the Board, the Stock Option Agreement may provide that an Option granted under the Plan may be exercised with respect to a specified number of shares of Stock by written notice of exercise to the Company stating that (i) the option price for the shares and any withholding tax due thereon will be paid to the Company directly by a broker-dealer designated by the Eligible Director and irrevocable instructions to such effect have been furnished by the


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

         Eligible Director to such broker-dealer, and (ii) an advice from the broker-dealer confirming payment to the Company will be promptly delivered to the Company. The exercise of any such option shall be irrevocable at the time of notice to the Company; PROVIDED, HOWEVER, that the Company shall not be required to deliver certificates for shares of Stock with respect to the exercise of the option until the Company has confirmed the receipt of good and sufficient funds in payment of the purchase price thereof.

                  5.5 NONTRANSFERABILITY OF OPTION. Unless otherwise provided in the relevant Stock Option Agreement, options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution, or by a Qualified Domestic Relations Order. Unless otherwise provided in the relevant Stock Option Agreement, during the lifetime of an Optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed) or by his spouse to whom the Option has been transferred pursuant to a Qualified Domestic Relations Order. In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative(s).


                                   ARTICLE VI

                               STOCK CERTIFICATES

                  The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the Plan will provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities laws. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any Federal, state or local securities laws and applicable corporate law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


                                   ARTICLE VII

                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

                  The Board may at any time terminate the Plan, and may at any time and from time to time and, in any respect amend or modify the Plan. The Board may amend the terms of any award theretofore granted under the Plan; provided, however, that subject to Section 4.1 hereof, no such amendment may be


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

made by the Board which in any material respect impairs the rights of the participant without the participant's consent.


                                  ARTICLE VIII

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

                  The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  9.1 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

                  9.2 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

                  9.3 HEADINGS, ETC., NOT PART OF PLAN. Headings of articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.



















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